BLACKROCK FUNDSSM

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Advantage Small Cap Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 5, 2017 to the

Statement of Additional Information (“SAI”) of the Funds, dated January 27, 2017

Effective immediately, the following change is made to the Funds’ SAI:

The first paragraph of the section entitled “Additional Information — The Trust” is deleted in its entirety and replaced with the following:

The Trust was organized as a Massachusetts business trust on December 22, 1988, and is registered under the Investment Company Act as an open-end management investment company. Each of the Funds is diversified. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share, which may be divided into different series and classes. Effective on June 23, 2015, all of the issued and outstanding Investor B Shares of Advantage Small Cap Growth were converted into Investor A Shares of Advantage Small Cap Growth.

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Shareholders should retain this Supplement for future reference.

SAI-MCSC-0417SUP